UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2003

TECHNOLOGY RESEARCH CORPORATION

(Exact name of registrant as specified in charter)

Florida	0-13763	59-2095002
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5250-140th Avenue North, Clearwater, Florida	33760-3791
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 535-0572

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events

On April 17, 2003, Technology Research Corporation issued press releases announcing its new President and Chief Operating Officer. Copies of these press releases are furnished as Exhibit 99.1 and Exhibit 99.2 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGY RESEARCH CORPORATION
(Registrant)

Date:	April 17, 2003

/s/ Scott J. Loucks
Scott J. Loucks Vice President of Finance; Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated April 17, 2003, issued by Technology Research Corporation
99.2	Press release, dated April 17, 2003, issued by Technology Research Corporation

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